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                                                                   Exhibit 10.16


                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

         TMP Interactive Inc. (the "Company"), TMP Worldwide Inc. ("TMP") and Jeffrey C. Taylor ("Taylor') are parties to a Second Amended and Restated Employment Agreement, dated as of November 2, 1999 (the "Employment Agreement"), and by virtue of this Amendment No. 1 to Second Amended and Restated Employment Agreement (the "Amendment Agreement"), are modifying certain terms of the employment agreement, which amendments are effective as of October 31, 2001.

         The parties hereby agree as follows:

         1. The references in Sections 1.1, 1.2 and 1.5 and all other Sections of the Employment Agreement to "Chief Executive Officer" are hereby amended to read "Global Director Interactive".

         2. Section 1.5 of the Employment Agreement is amended by deleting the words "with responsibility for all of the Company's operations in accordance with this Agreement or Employee no longer is responsible for overseeing and directing the development, marketing, strategy, management, sales and implementation of substantially all of the interactive or Internet-based operations of TMP" and substituting therefore "with responsibility for interactive and internet product development of the Company and TMP".

         3. Section 9.7(b) of the Employment Agreement is hereby revised to read in its entirety as follows:

            (b) If to the Company or TMP:

                TMP Worldwide Inc.
                622 Third Avenue, 39th Floor
                New York, NY 10017
                Attention: Andrew J. McKelvey
                           Myron F. Olesnyckyj

         4. The Employment Agreement, as amended by this Amendment Agreement, is hereby ratified and confirmed and remains in full force and effect.

         The parties hereto have executed this Amendment Agreement as of October 31, 2001.

                                      TMP INTERACTIVE INC.

                                      /s/ Andrew J. McKelvey
                                      -------------------------------------
                                      By: Andrew J. McKelvey

                                      TMP WORLDWIDE INC.

                                      /s/ Andrew J. McKelvey
                                      -------------------------------------
                                      By: Andrew J. McKelvey


                                      /s/ Jeffrey C. Taylor
                                      -------------------------------------
                                           Jeffrey C. Taylor